Exhibit 10.17

SECOND AMENDMENT OF ESI PENSION PLAN

This Second Amendment of the ESI Pension Plan (the "Plan") is adopted by ITT Educational Services, Inc. (the "Employer").

Background

A.           The Employer originally established the Plan effective June 9, 1998.

B.           The Plan was amended and restated in its entirety effective January 1, 2006.

C.           The 2006 restatement of the Plan has been amended by a First Amendment.

D.           The Employer now wishes to amend the Plan further.

Amendment

Effective as of the dates specified below, the Plan is amended as follows:

1.           Effective January 1, 2007, the definition of "Applicable Election Period" is amended to read as follows:

"Applicable Election Period" means, in the case of an election to waive a Qualified Joint and Survivor Annuity or Life Annuity (a) the 90-day period ending on the Annuity Starting Date or (b) the 30-day period beginning on the date the Committee provides the Member with the written explanation described in Section 7.06, whichever ends later.  In the case of an election to waive the Qualified Preretirement Survivor Annuity, "Applicable Election Period" means (a) the period that begins on the first day of the Plan Year in which the Member reaches age 35 and ends on the date of the Member's death or (b) if a Member's employment is earlier terminated, with respect to benefits accrued before the termination, the period that begins no later than the date of the termination and ends on the date of the Member's death.

2.           Effective January 1, 2009, the definition of "Compensation" at Section 2.01 is amended to read as follows:

"Compensation" means, with respect to an Employee for a Plan Year, the Employee's wages, salaries, fees for professional services, retention bonuses, other amounts received for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are included in gross income, amounts contributed by the Employer pursuant to a salary reduction agreement that are not includable in the gross income of the Member under Code section 125 or 457, subsection 402(h) or 403(b), or paragraph 132(f)(4) or 402(e)(3), and Employee contributions described in Code paragraph 414(h)(2) that are treated as Employer contributions.  Compensation does not include, whether or not included in gross income, reimbursements or other expense allowances; fringe benefits (cash and non-cash); moving expenses (including settling in allowances); nonqualified deferred compensation; welfare benefits; amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; severance pay and any other amounts paid after severance from employment, other than regular compensation for services during or outside regular working hours that is paid within 2½ months of severance from employment or, if later, by the last day of the Plan Year in which employment was severed, and other than "differential wage payments" described in Code section 3401(h)(2); and salary continuation payments to Participants who do not perform services for the Employer by reason of disability leave.  An Employee's Compensation will not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code subparagraph 401(a)(17)(B).

3.           Effective January 1, 2008, the definition of "Eligible Retirement Plan" at Section 2.01 is amended to read as follows:

"Eligible Retirement Plan" means any of the following that accepts the Distributee's Eligible Rollover Distribution:  subject to the applicable requirements of Code section 408A, a Roth IRA described in Code section 408A; an individual retirement account described in Code subsection 408(a); an individual retirement annuity described in Code subsection 408(b); an annuity plan described in Code subsection 403(a); a qualified trust described in Code subsection 401(a); an annuity contract described in Code subsection 403(b); and an eligible plan under Code subsection 457(b), which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

4.           Effective January 1, 2008, a new definition, "Qualified Joint and 75% Survivor Annuity," is added to Section 2.01 to read as follows:

"Qualified Joint and 75% Survivor Annuity" means an immediate level monthly annuity beginning on the applicable Annuity Starting Date and continuing for the life of the Member, with a survivor annuity to and for the life of his Spouse, in a monthly amount equal to 75% of the monthly amount payable during the joint lives of the Member and his Spouse.

5.           Effective January 1, 2008, a new Section 4.05 is added to read as follows:

Section 4.05.  Limitations Based on Funded Status of the Plan.  Notwithstanding any provision of the Plan to the contrary, except to the extent the exception under Code section 436(d)(4) applies, the following provisions will apply:

(a)           If the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent, benefit accruals will cease during the period benefit accruals are restricted under the provisions of Code section 436(e).

(b)           If the Plan's adjusted funding target attainment percentage for a Plan Year falls below the threshold described at Code section 436(d)(1) or (3), payment of any prohibited payment during the period specified in, and to the extent necessary to comply with the provisions of, Code section 436(d) will cease.

(c)           A prohibited payment will not be paid during any period the Employer is a debtor in a case under Title 11 of the United States Code, or similar federal or state law, to the extent necessary to comply with the provisions of Code section 436(d)(2).

(d)           An amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable will not become effective during the period the amendment would violate the provisions of Code section 436(c).

(e)           If an optional form of benefit that is otherwise available under the terms of the Plan is not available because of the application of Code section 436(d)(1) or (2), the Member or Beneficiary, as applicable, will be eligible to elect another form of benefit available under the Plan or to defer payment to a later date (to the extent permitted under applicable qualification requirements).

(f)           If an optional form of benefit that is otherwise available under the terms of the Plan is not available because the Plan's adjusted funding target percentage for a Plan Year is 60 percent or greater but less than 80 percent, the Member or Beneficiary, as applicable, may (to the extent permitted under applicable qualification requirements) elect to defer commencement of the entire benefit until after the restrictions on prohibited payments lapse and then receive it in any optional form of payment available under the Plan, or commence payment of the entire benefit in any optional form otherwise available under the Plan.  The election will be subject to any other applicable qualification requirements, will be treated as a new Annuity Starting Date, and will be made in accordance with all Plan rules regarding elections of forms of benefit.

(g)           If a Member or Beneficiary is entitled to an unpredictable contingent event benefit with respect to any event occurring during any Plan Year, the unpredictable contingent event benefit will not be provided to the Member or Beneficiary if the Plan's adjusted funding target attainment percentage for the Plan Year is less than 60 percent or would be less than 60 percent taking into account the occurrence; provided, however, that the unpredictable contingent event benefit will become payable if and when the Plan meets the exemption under Code section 436(b)(2).

For purposes of this Section, the terms "adjusted funding target attainment percentage," "prohibited payment," "unpredictable contingent event benefit," "unrestricted portion of the benefit," and "restricted portion of the benefit" will have the meanings given under Code section 436 and any applicable Internal Revenue Service guidance.

If the provisions of this Section 4.05 cease to be required by law as a result of subsequent legislation or otherwise, this Section will be ineffective without the necessity of further amendments to the Plan.

6.           Effective January 1, 2007, Section 5.02(a) is amended to read as follows:

(a)           A Member's interest in his Plan benefit will be 100% vested upon the occurrence of any of the following events:

(1)           his Normal Retirement Date;

(2)           his death while an Employee and, for this purpose, a Member who dies while performing qualified military service (as defined in Code section 414(u)) will be treated as having resumed employment with the Employer and then Separated from Service on account of death;

(3)           his Disability while an Employee;

(4)           partial termination of the Plan (within the meaning of the Code), to the extent funded;

(5)           termination of the Plan, to the extent funded; or

(6)           completion of three Years of Vesting Service.

7.           Effective January 1, 2008, Section 7.01(b) is amended to read as follows:

(b)           If the value of the Member's Cash Balance Account is greater than $5,000 on the date his benefits would be payable, which will be as soon as administratively feasible after his Separation from Service, his benefit will be paid as follows:

(1)           If the Member is married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning as soon as administratively feasible after his Separation from Service, unless he waives this form of payment and elects either a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in accordance with Paragraphs (3) and (4).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member's Separation from Service and on or before the Member's Required Beginning Date.

(2)           If the Member is not married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning as soon as administratively feasible after his Separation from Service, unless he waives this form of benefit and elects a lump sum cash payment in accordance with Paragraphs (3) and (4).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the Member's Separation from Service and on or before the Member's Required Beginning Date.

(3)           A Member may elect to waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive the value of his Cash Balance Account in a single lump sum cash payment or, if he is married, in the form of a Qualified Joint and 75% Survivor Annuity, paid as of the first day of any month occurring after the Member Separates from Service and on or before the Member's Required Beginning Date.

(4)           A Member's election of a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in lieu of a Qualified Joint and Survivor Annuity or Life Annuity must be made in writing, be received by the Committee during the Applicable Election Period and, if applicable, state the specific nonspouse Beneficiary (including any class of Beneficiaries or contingent Beneficiaries) who is to receive the lump sum cash payment in the event of the Member's death, and the particular optional form of benefit.  If the Member is married, his Spouse must consent in writing to his election.  The Spouse's consent must be irrevocable, must be made and received by the Committee during the Applicable Election Period, must acknowledge the effect of the consent and election, and must be witnessed by a notary public or Plan representative.  If the Member establishes to the satisfaction of the Committee that the Spouse's consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the Spouse's consent will be deemed to have been given.  If a Member is legally separated from his Spouse or has been abandoned by his Spouse within the meaning of local law, and the Member has a court order to that effect, the Spouse's consent will not be required unless a Qualified Domestic Relations Order provides otherwise.  Any consent will be valid only with respect to the Spouse who signs the consent or, in the event of a deemed consent, the designated Spouse.  If a Member's Spouse is legally incompetent to give consent, the Spouse's legal guardian (even if the guardian is the Member) may give consent.  A Member may revoke a prior election at any time, and any number of times, prior to the commencement of his benefits.

8.           Effective January 1, 2008, Section 7.02(b) is amended to read as follows:

(b)         If the present value of the balance of the Member's Cash Balance Account on the date that is the first anniversary of his Disability Date, together with the amount of any prior distributions from the Plan, is greater than $5,000, the value of his Cash Balance Account will be paid as follows:

(1)           If the Member is married on his Annuity Starting Date, a benefit equal to the present value of his Cash Balance Account will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning as soon as administratively feasible after the first anniversary of his Disability Date, unless he waives this form of payment and elects either a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in accordance with Paragraph (3).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the first anniversary of his Disability Date and on or before the Member's Required Beginning Date.

(2)           If the Member is not married on his Annuity Starting Date, a benefit equal to the present value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning as soon as administratively feasible after the first anniversary of his Disability Date, unless he waives this form of payment and elects a lump sum cash payment in accordance with Paragraph (3).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the first anniversary of his Disability Date and on or before the Member's Required Beginning Date.

(3)           A Member may elect to waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive his benefit in a single lump sum cash payment or, if he is married, in the form of a Qualified Joint and 75% Survivor Annuity, paid as of the first day of any month occurring after the first anniversary of the Member's Disability Date and on or before the Member's Required Beginning Date.  A Member's election of an optional form of benefit must comply with the requirements of Section 7.01(b)(4).

9.           Effective January 1, 2010, Section 7.02 is amended to read as follows:

Section 7.02.  Disability Retirement Benefits.  Subject to Section 7.05, if a Member becomes disabled while he is employed by the Employer, he will be entitled to receive a benefit equal to the value of his Cash Balance Account on any date that is at least 12 months after his Disability Date, provided that he is still disabled on that date.  The value of the disabled Member's Cash Balance Account will be paid as follows:

(a)           If the value of the balance of the Member's Cash Balance Account on the date that is the first anniversary of his Disability Date is $1,000 or less, his benefit will be paid to him as soon as administratively feasible after the first anniversary of his Disability Date.  If the value of the balance of the Member's Cash Balance Account on the date that is the first anniversary of his Disability Date exceeds $1,000 but does not exceed $5,000, his benefit will be paid to him as of the first day of any month occurring after the first anniversary of his Disability Date and on or before his Required Beginning Date, as he elects.  If the value of the balance of the Member's Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date that is the first anniversary of his Disability Date, but later exceeds $5,000, his benefits will be paid to him in accordance with Subsection (b) as though he deferred payment to a time after his benefits were first payable.

(b)           If the value of the balance of the Member's Cash Balance Account on the date that is the first anniversary of his Disability Date, together with the amount of any prior distributions from the Plan, is greater than $5,000, the value of his Cash Balance Account will be paid as follows:

(1)           If the Member is married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning as soon as administratively feasible after the first anniversary of his Disability Date, unless he waives this form of payment and elects either a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in accordance with Paragraph (3).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the first anniversary of his Disability Date and on or before the Member's Required Beginning Date.

(2)           If the Member is not married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning as soon as administratively feasible after the first anniversary of his Disability Date, unless he waives this form of payment and elects a lump sum cash payment in accordance with Paragraph (3).  A Member may elect to defer payment of his benefit to the first day of any month occurring after the first anniversary of his Disability Date and on or before the Member's Required Beginning Date.

(3)           A Member may elect to waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive his benefit in a single lump sum cash payment or, if he is married, in the form of a Qualified Joint and 75% Survivor Annuity, paid as of the first day of any month occurring after the first anniversary of the Member's Disability Date and on or before the Member's Required Beginning Date.  A Member's election of an optional form of benefit must comply with the requirements of Section 7.01(b)(4).

10.           Effective January 1, 2008, Section 7.03(b) is amended to read as follows:

(b)           If the present value of the balance of the Member's Cash Balance Account exceeds $5,000 on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, then, subject to Section 7.16, a benefit equal to the present value of his Cash Balance Account will be paid as follows:

(1)           If the Member is married on his Annuity Starting Date, his benefit will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 62, unless he waives this form of benefit and elects either a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in accordance with Paragraph 3.  A Member may elect to have payment of his benefit begin as of the first day of any month occurring on or after the Member reaches age 55, and on or before the Member's Required Beginning Date.

(2)           If the Member is not married on his Annuity Starting Date, a benefit equal to the present value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 62, unless he waives this form of payment and elects a lump sum cash payment.  A Member may elect to have payment of his benefit begin as of the first day of any month occurring on or after the Member reaches age 55, and on or before the Member's Required Beginning Date.

(3)           A Member may waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive his benefit in a single lump sum cash payment or, if he is married, in the form of a Qualified Joint and 75% Survivor Annuity, paid as of the last day of any month occurring on or after the Member reaches age 55 and on or before the Member's Required Beginning Date.  A Member's election of an optional form of benefit must comply with the requirements of Section 7.01(b)(4).

11.           Effective January 1, 2010, Section 7.03 is amended to read as follows:

Section 7.03.  Other Termination Benefits.  Subject to Section 7.05, if a Member Separates from Service for any reason other than retirement, disability, or death, and his benefit has become vested in accordance with Subsection 5.02(b), his benefit is to be paid as follows:

(a)           If the value of the balance of the Member's Cash Balance Account is $1,000 or less on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, a benefit equal to the value of his Cash Balance Account will be paid to him in a single lump sum cash payment as soon as administratively feasible after the last day of the Plan Year in which his Separation from Service occurs.  If the value of the balance of the Member's Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, a benefit equal to the value of his Cash Balance Account will be paid to him in a single lump sum cash payment on the first day of any month occurring after he Separates from Service and on or before his Required Beginning Date, as he elects.  If the value of the balance of the Member's Cash Balance Account exceeds $1,000 but does not exceed $5,000 on the date his benefits are payable, but later exceeds $5,000, his benefits will be paid to him in accordance with Subsection (b) as though he deferred payment to a time after his benefits were first payable.

(b)           If the value of the balance of the Member's Cash Balance Account exceeds $5,000 on the date his benefits are payable, which is as soon as administratively feasible after his Separation from Service occurs, then, subject to Section 7.16, a benefit equal to the value of his Cash Balance Account will be paid as follows:

(1)           If the Member is married on his Annuity Starting Date, his benefit will be paid to him in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 62, unless he waives this form of benefit and elects either a Qualified Joint and 75% Survivor Annuity or a lump sum cash payment in accordance with Paragraph 3.  A Member may elect to have payment of his benefit begin as of the first day of any month occurring on or after the Member reaches age 55, and on or before the Member's Required Beginning Date.

(2)           If the Member is not married on his Annuity Starting Date, a benefit equal to the value of his Cash Balance Account will be paid to him in the form of a Life Annuity beginning on the first day of the month coinciding with or next following the date on which he reaches age 62, unless he waives this form of payment and elects a lump sum cash payment.  A Member may elect to have payment of his benefit begin as of the first day of any month occurring on or after the Member reaches age 55, and on or before the Member's Required Beginning Date.

(3)           A Member may waive the Qualified Joint and Survivor Annuity or the Life Annuity, whichever is applicable, and elect to receive his benefit in a single lump sum cash payment or, if he is married, in the form of a Qualified Joint and 75% Survivor Annuity, paid as of the last day of any month occurring on or after the Member reaches age 55 and on or before the Member's Required Beginning Date.  A Member's election of an optional form of benefit must comply with the requirements of Section 7.01(b)(4).

12.           Effective January 1, 2010, Sections 7.04(a) and (b)(1) and (2) are amended to read as follows:

(a)           If the value of the balance of the Member's Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, is $1,000 or less, a benefit equal to the value of the Member's Cash Balance Account will be paid to his Beneficiary in a single lump sum cash payment as soon as administratively feasible after his death.  If the value of the balance of the Member's Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, exceeds $1,000 but does not exceed $5,000, a benefit equal to the value of his Cash Balance Account will be paid to his Beneficiary in a single lump sum cash payment as of the first day of any month the Beneficiary designates, if his Beneficiary is the Member's Spouse, or as soon as administratively feasible after his death, if his Beneficiary is not his Spouse.  If the value of the balance of the Member's Cash Balance Account on the date of his death, together with the amount of any prior distributions from the Plan, exceeds $1,000 but does not exceed $5,000, but exceeds $5,000 on the date as of which his Spouse elects to receive it, the Spouse's benefit will be paid to the Spouse in accordance with Subsection (b) as though the Member's death occurred on the date as of which the Spouse elected to receive the benefit.

(b)           If the value of the balance of the Member's Cash Balance Account on his death, together with the amount of any prior distributions from the Plan, is greater than $5,000, a death benefit will be paid as follows:

(1)           If the Member is married on his death, a benefit equal to the value of his Cash Balance Account will be paid to his Spouse in the form of a Qualified Preretirement Survivor Annuity beginning as soon as administratively feasible after the date on which the Member would have reached age 62 (or the date of the Member's death if he died after reaching age 62), unless (A) the Member waives this form of benefit and elects an optional form of benefit in accordance with Paragraph (3), (B) the Member does not waive this form of benefit but, after the Member's death, the Spouse elects to receive, in lieu of this form of benefit, a single lump sum cash payment as of the first day of any month the Spouse designates (subject to Section 7.09), or (C) the Member does not waive this form of benefit but, after the Member's death, the Spouse elects to begin payment of the Qualified Preretirement Survivor Annuity as soon as administratively feasible after the Member's death.  If the Member dies after attaining the earliest retirement age under the Plan, the Spouse's benefit may not be less than the benefit that would be payable to the Spouse if the Member had retired with an immediate qualified joint and survivor annuity on the day before the Member's death.  If the Member dies on or before the earliest retirement age, the benefit may not be less than the benefit that would be payable to the Spouse if the Member had separated from service at the earlier of actual separation or death, survived until the earliest retirement age, retired at that time with an immediate qualified joint and survivor annuity, and died the day after.

(2)           If the Member is not married on his death, a benefit equal to the value of the balance of his Cash Balance Account will be paid to his Beneficiary in a single lump sum cash payment as soon as administratively feasible after his death.

13.           Effective January 1, 2010, Section 7.05 is amended to read as follows:

Section 7.05.  Equivalent Benefits and Present Value.  A benefit paid pursuant to Sections 7.01, 7.02, 7.03, or 7.04 in any form other than a lump sum will be the Actuarial Equivalent of the balance of the Member's Cash Balance Account as of the applicable Annuity Starting Date.

14.           Effective January 1, 2007, Section 7.06(a) is amended to read as follows:

(a)           The Committee will provide to each Member within the period that begins 90 days prior to, and ends 30 days prior to, the Annuity Starting Date a written explanation of (1) the terms and conditions of a Qualified Joint and Survivor Annuity or Life Annuity, (2) the Member's right to make and the effect of a waiver of a Qualified Joint and Survivor Annuity or Life Annuity, including a married Member's right to select a Qualified Joint and 75% Survivor Annuity, (3) the consequences of selecting a benefit form that does not defer receipt of the benefit, (4) the rights of a Member's Spouse with respect to the election of optional forms of benefit, and (5) the right to make and the effect of a revocation of a previous waiver of the Qualified Joint and Survivor Annuity or Life Annuity.  A Member may waive any requirement that the Applicable Election Period extend at least 30 days after the Committee provides the Member with the written explanation if the distribution commences more than seven days after the written explanation is provided.  If the Member is married, the Member's Spouse must consent to the waiver in writing before a notary public or a Plan representative.

15.           Effective January 1, 2010, Section 7.14 is amended to read as follows:

Section 7.14.  Direct Rollovers.

(a)           Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b)           A non-Spouse Beneficiary who is a designated beneficiary (as defined in Code section 401(a)(9)(E)) of a Member may elect to have any portion of a distribution payable to him or, to the extent provided in rules prescribed by the Secretary, payable to a trust maintained for his benefit, transferred in a direct trustee-to-trustee transfer to an individual retirement plan described in Code section 402(c)(8)(B)(i) or (ii) established for the purpose of receiving the distribution on behalf of the Beneficiary.

16.           Effective January 1, 2008, a new Section 7.17 is added to read as follows:

Section 7.17.  Preservation of Capital.  As of a Member's Annuity Starting Date, the Member's benefit under the Plan may be no less than the benefit determined as of that date based on the sum of the "hypothetical contributions" credited under the Plan for the Member.  For this purpose, the term "hypothetical contributions" has the meaning ascribed to it at proposed Treasury regulation § 1.411(b)(5)-1(d)(2)(ii)(B) or any regulation that replaces it.

17.           Effective January 1, 2006, Section 11.02(a) is amended to read as follows:

(a)           When expressed as a benefit payable annually in the form of a straight life annuity, the maximum annual benefit payable to a Member under the Plan, when added to any benefit payable to the Member under any other qualified defined benefit plan maintained by the Employer, is equal to the lesser of (1) $160,000, as adjusted under Code subsection 415(d), or (2) the Member's average Compensation for the three consecutive Plan Years when the Member had the highest aggregate Compensation, or during all of the Plan Years in which he was an active Member if less than three, subject to the adjustments described below.

18.           Effective January 1, 2008, Section 12.05 is amended to read as follows:

Termination of Plan.  The Plan is intended to be permanent, and the Trust created in support of the Plan is intended to be irrevocable, except in the manner and to the extent otherwise provided in the Plan or in the Trust Agreement.  The Board of Directors may terminate the Plan for any reason at any time.  A certified copy of the resolution of the Directors terminating the Plan will be delivered to the Trustee, and the Plan will be terminated as of the date of termination specified in the resolution.  In addition, the Plan will terminate upon (a) the cessation of business operations by the Employer unless a successor employer continues the Plan and becomes a party to the Trust Agreement or (b) the legal adjudication of the Employer as a bankrupt; a general assignment by the Employer to or for the benefit or its creditors; or the voluntary or involuntary dissolution of the Employer.  In case of termination of the Plan, the rights of Members to the benefits accrued under the Plan to the date of the termination, to the extent then funded or guaranteed by the Pension Benefit Guaranty Corporation, if greater, will be nonforfeitable.  The funds of the Plan will be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 4.04. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation will revert to and be returned to the Employer.  The Committee will determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time.  In the event of a partial termination of the Plan, the provisions of this Section will be applicable to the Members affected by that partial termination.  Effective January 1, 2008, in accordance with Code section 411(b)(5)(B)(vi), on termination of the Plan (a) if the interest credit rate under Section 6.04 is a variable rate, the rate of interest used to determine accrued benefits under the Plan will be equal to the average of the rates used under the Plan during the 5-year period ending on the termination date, and (b) the interest rate and mortality table used to determine the amount of any benefit under the Plan payable in the form of an annuity payable at normal retirement age will be the rate and table specified under the Plan for this purpose as of the termination date (without regard to termination of the Plan), except that if the interest rate is a variable rate, it will be determined under the rules of the preceding sentence.

19.           Effective January 1, 2009, Section 13.03(b) is amended to read as follows:

(b)           For purposes of determining the present value of an Employee's cumulative accrued benefits and the aggregate balances of his accounts under this Article, distributions made with respect to the Employee during the 1-year period ending on the Determination Date will be taken into account.  The preceding sentence will also apply to distributions under a terminated Retirement Plan that would have been required to be included in the Aggregation Group if the Retirement Plan had not been terminated.  In the case of a distribution made for a reason other than severance from employment, death, or Disability, this provision will be applied by substituting a 5-year period for the 1-year period.

This Second Amendment of ESI Pension Plan is executed this 17 day of December, 2009.

ITT EDUCATIONAL SERVICES, INC.

By:	/s/ Nina Esbin
(Signature)

Nina Esbin
(Printed)

Sr VP, Human Resources
(Title)
ATTEST:

/s/ Jenny Yonce
(Signature)

Jenny Yonce
(Printed)

Mgr, Benefits & HRIS
(Title)